UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2015

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.) Maryland (Hudson Pacific Properties, L.P.)	27-1430478 (Hudson Pacific Properties, Inc.) 80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11601 Wilshire Blvd., Sixth Floor Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner.

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Agreement

On November 17, 2015, the Operating Partnership entered into a new Term Loan Credit Agreement (the “New Credit Agreement”) with each of the financial institutions party thereto, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as lead arrangers for the 5-Year Term Loan Facility (as defined below), Wells Fargo Securities, LLC and U.S. Bank National Association, as lead arrangers for the 7-Year Term Loan Facility (as defined below), Bank of America, N.A., as syndication agent for the 5-Year Term Loan Facility, U.S. Bank National Association, as syndication agent for the 7-Year Term Loan Facility, and MUFG Union Bank N.A., as documentation agent with respect to the 5-Year Term Loan Facility.

The New Credit Agreement provides for (i) an unsecured 5-year delayed draw term loan credit facility in the amount of up to $175 million (the “5-Year Term Loan Facility”) and (ii) an unsecured 7-year delayed draw term loan credit facility in the amount of up to $125 million ( the “7-Year Term Loan Facility”). The Operating Partnership intends to use the amounts available under the 5-Year Term Loan Facility and the 7-Year Term Loan Facility to repay outstanding borrowings under its unsecured revolving credit facility and for general corporate purposes.

The Operating Partnership is the borrower and the Company is the guarantor under the New Credit Agreement. If the Company fails to maintain a credit rating of at least BBB- from S&P or Baa3 from Moody’s, or in certain other limited circumstances, the subsidiaries of the Company that own unencumbered properties will also be required to become guarantors under the New Credit Agreement.

For borrowings under the 5-Year Term Loan Facility, the Operating Partnership may elect to pay interest at a rate equal to either LIBOR plus 130 basis points to 220 basis points per annum or a specified base rate plus 30 basis points to 120 basis points per annum, depending on the Company’s leverage ratio. For borrowings under the 7-Year Term Loan Facility, the Operating Partnership may elect to pay interest at a rate equal to either LIBOR plus 160 basis points to 255 basis points per annum or a specified base rate plus 60 basis points to 155 basis points per annum, depending on the Company’s leverage ratio. If the Company obtains a credit rating for its senior unsecured long-term indebtedness, the Operating Partnership may make an irrevocable election to change the interest rate (i) for the 5-Year Term Loan Facility, to a rate equal to either LIBOR plus 90 basis points to 185 basis points per annum or the specified base rate plus zero basis points to 85 basis points per annum, depending on the credit rating, and (ii) for the 7-Year Term Loan Facility, to a rate equal to either LIBOR plus 140 basis points to 235 basis points per annum or the specified base rate plus 40 basis points to 135 basis points per annum, depending on the credit rating.

The Operating Partnership has the right to terminate or reduce unused commitments under either facility without penalty or premium. Subject to the satisfaction of certain conditions, the Operating Partnership has the right to increase the availability of either or both of the facilities so long as the aggregate commitments under both facilities do not exceed $475 million. Beginning on February 17, 2016, each facility is subject to an unused commitment fee in an amount equal to the amount of unused commitments for such facility multiplied by a rate per annum equal to 20 basis points.

The amount available to borrow under the New Credit Agreement remains subject to compliance with a number of customary restrictive covenants contained therein, including the following financial covenants (the “Financial Covenants”):

•	a maximum leverage ratio (defined as consolidated total indebtedness of the Company and its subsidiaries plus the Company’s pro rata share of certain indebtedness of unconsolidated affiliates to total asset value) of 0.60:1.00, provided that such ratio may increase to 0.65:1.00 for up to two consecutive calendar quarters immediately following a material acquisition (such increase being limited to two occurrences during the term of the New Credit Agreement);

•	a maximum unencumbered leverage ratio (defined as consolidated unsecured indebtedness of the Company and its subsidiaries plus the Company’s pro rata share of the unsecured indebtedness of unconsolidated affiliates to total unencumbered asset value) of 0.60:1.00, provided that such ratio may increase to 0.65:1.00 for up to two consecutive calendar quarters immediately following a material acquisition (such increase being limited to two occurrences during the term of the New Credit Agreement);

•	a minimum fixed charge coverage ratio (defined as consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the Company and its subsidiaries plus the Company’s pro rata share of EBITDA of unconsolidated affiliates to fixed charges) of 1.50:1.00;

•	a maximum secured indebtedness leverage ratio (defined as consolidated secured indebtedness of the Company and its subsidiaries plus the Company’s pro rata share of secured indebtedness of unconsolidated affiliates to total asset value) of 0.55:1:00; and

•	a minimum unsecured interest coverage ratio (defined as consolidated net operating income from unencumbered properties plus the Company’s pro rata share of net operating income from unencumbered properties to unsecured interest expense) of 2.00:1.00.

In addition to the Financial Covenants, the New Credit Agreement also includes certain limitations on dividend payouts and distributions, and other customary affirmative and negative covenants.

The above summary of the New Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the New Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Note Purchase Agreement

On November 16, 2015, the Operating Partnership entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the various purchasers named therein (the “Purchasers”), which provides for the private placement of $425 million of senior guaranteed notes by the Operating Partnership, of which (i) $110 million are designated as 4.34% Series A Guaranteed Senior Notes due January 2, 2023 (the “Series A Notes”), (ii) $259 million are designated as 4.69% Series B Guaranteed Senior Notes due December 16, 2025 (the “Series B Notes”) and (iii) $56 million are designated as 4.79% Series C Guaranteed Senior Notes due December 16, 2027 (the “Series C Notes”, and collectively with the Series A Notes and Series B Notes, the “Notes”). The Notes are expected to be issued on December 16, 2015, subject to customary closing conditions. Upon issuance, the Notes will pay interest semiannually on the 16th day of June and December in each year until their respective maturities.

The Operating Partnership may prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of any series of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid plus a make-whole premium.

The Note Purchase Agreement contains financial covenants substantially similar to the Financial Covenants in the New Credit Agreement described above. The Note Purchase Agreement contains a “most-favored lender” provision whereby it will be deemed to include additional financial covenants to the extent that such financial covenants are incorporated into the Operating Partnership’s existing or future corporate credit facilities. Subject to the terms of the Note Purchase Agreement and the Notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, make-whole premium or interest under the Notes, and (ii) a default in the payment of certain other indebtedness of the Operating Partnership, the Company or their subsidiaries, the principal and accrued and unpaid interest and the make-whole premium on the outstanding Notes will become due and payable at the option of certain of the Purchasers.

The Operating Partnership’s obligations under the Notes will be fully and unconditionally guaranteed by the Company. Subsidiaries of the Company will also issue unconditional guarantees upon the occurrence of certain conditions, including such subsidiaries providing guarantees under the New Credit Agreement, the Existing Term Loan Agreement or the Second Amended and Restated Credit Agreement, dated as of March 31, 2015 (as amended, the “Second Amended and Restated Credit Agreement”), by and among the Operating Partnership, the financial institutions party thereto, and Wells Fargo Bank, National Association as administrative agent.

The Operating Partnership intends to use the proceeds from the issuance of the Notes to repay the remaining $375 million of indebtedness outstanding under the Term Loan Credit Agreement, dated as of March 31, 2015, which originally provided for a $550 million unsecured 2-year term loan facility (the “Existing Term Loan Agreement”), to repay indebtedness outstanding under its unsecured revolving credit facility and for general corporate purposes. The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Operating Partnership offered and sold the Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The above summary of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, a copy of which, including the form of the Notes, is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment No. 2 to Second Amended and Restated Credit Agreement

On November 17, 2015, the Operating Partnership amended the Second Amended and Restated Credit Agreement governing its unsecured revolving credit facility, and existing $550 million 5-year term loan and $350 million 7-year term loan to align certain terms therein with the less restrictive terms of the New Credit Agreement, including to eliminate entirely the restrictive covenant requiring that the maximum recourse debt ratio not exceed 0.15:1.00.

The description of the amendment to the Second Amended and Restated Credit Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to Second Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Amendment No. 2 to Term Loan Credit Agreement

On November 17, 2015, the Operating Partnership amended the Existing Term Loan Agreement to align certain terms therein with the less restrictive terms of the New Credit Agreement, including to eliminate entirely the restrictive covenant requiring that the maximum recourse debt ratio not exceed 0.15:1.00.

The description of the amendment to the Existing Term Loan Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to Term Loan Credit Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 20, 2014, the Company issued a press release relating to the entry into the Note Purchase Agreement, the closing of the New Credit Agreement and the amendments to the Second Amended and Restated Credit Agreement and Existing Term Loan Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished under Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Term Loan Credit Agreement, dated as of November 17, 2015, by and among Hudson Pacific Properties, L.P., as borrower, each of the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, and Merrill Lynch, Pierce, Fenner and Smith Incorporation, as the lead arrangers for the 5-Year Term Loan Facility, and Wells Fargo Securities, LLC, and U.S. Bank National Association, as the lead arrangers for the 7-Year Term Loan Facility, and Bank of America, N.A., as syndication agent for the 5-Year Term Loan Facility, and U.S. Bank National Association, as syndication agent for the 7-Year Term Loan Facility, and MUFG Union Bank, N.A., as documentation agent for the 5-Year Term Loan Facility.

10.2	Note Purchase Agreement, dated as of November 16, 2015, by and among Hudson Pacific Properties, L.P. and the purchasers named therein.

10.3	Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of November 17, 2015, by and among Hudson Pacific Properties, L.P., as borrower, each of the financial institutions a signatory thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

10.4	Amendment No. 2 to Term Loan Credit Agreement, dated as of November 17, 2015, by and among Hudson Pacific Properties, L.P., as borrower, each of the financial institutions a signatory thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press Release dated November 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Term Loan Credit Agreement, dated as of November 17, 2015, by and among Hudson Pacific Properties, L.P., as borrower, each of the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, and Merrill Lynch, Pierce, Fenner and Smith Incorporation, as the lead arrangers for the 5-Year Term Loan Facility, and Wells Fargo Securities, LLC, and U.S. Bank National Association, as the lead arrangers for the 7-Year Term Loan Facility, and Bank of America, N.A., as syndication agent for the 5-Year Term Loan Facility, and U.S. Bank National Association, as syndication agent for the 7-Year Term Loan Facility, and MUFG Union Bank, N.A., as documentation agent for the 5-Year Term Loan Facility.

10.2	Note Purchase Agreement, dated as of November 16, 2015, by and among Hudson Pacific Properties, L.P. and the purchasers named therein.

10.3	Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of November 17, 2015, by and among Hudson Pacific Properties, L.P., as borrower, each of the financial institutions a signatory thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

10.4	Amendment No. 2 to Term Loan Credit Agreement, dated as of November 17, 2015, by and among Hudson Pacific Properties, L.P., as borrower, each of the financial institutions a signatory thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press Release dated November 20, 2015.